UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 16, 2026
_________________________
Lamb Weston Holdings, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	1-37830	61-1797411
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

599 S. Rivershore Lane		83616
Eagle, Idaho		(Zip Code)
(Address of principal executive offices)
(208) 938-1047
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $1.00 par value	LW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 16, 2026, Lamb Weston Holdings, Inc. held our annual meeting of stockholders in Eagle, Idaho. A total of 115,548,380 shares of our common stock, or approximately 84.0% of our outstanding shares of common stock, were represented in person or by proxy at the annual meeting. The final voting results for each of the matters submitted to a stockholder vote at the annual meeting are set forth below:

1.Our stockholders elected eleven directors to each serve a one-year term on our Board of Directors until our 2027 annual meeting of stockholders or until his or her successor has been duly chosen and qualified, based on the following voting results:

Director	For	Against	Abstain	Broker Non-Votes
Bradley A. Alford	98,084,764	3,370,254	126,429	13,966,933
Peter J. Bensen	98,985,321	2,480,731	115,395	13,966,933
Jan E.B. Craps	99,520,309	1,934,726	126,412	13,966,933
André J. Hawaux	100,524,200	936,850	120,397	13,966,933
Ruth Kimmelshue	100,308,908	903,569	368,970	13,966,933
Lawrence E. Kurzius	95,489,312	5,960,946	131,189	13,966,933
Timothy R. McLevish	100,707,983	763,992	109,472	13,966,933
Hala G. Moddelmog	95,054,442	6,397,311	129,694	13,966,933
Scott Ostfeld	100,238,136	1,232,812	110,499	13,966,933
Norman Prestage	100,764,308	701,847	115,292	13,966,933
Michael J. Smith	100,732,867	737,099	111,481	13,966,933

2.Our stockholders approved the advisory proposal for our fiscal 2026 executive compensation, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
88,699,819	12,622,260	259,368	13,966,933

3.Our stockholders approved the Lamb Weston Holdings, Inc. 2026 Equity and Incentive Compensation Plan, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
94,846,976	6,503,853	230,618	13,966,933

4.    Our stockholders ratified the selection of KPMG LLP as our independent auditors for the fiscal year ending May 30, 2027, based on the following voting results:

For	Against	Abstain
114,782,467	655,783	110,130

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMB WESTON HOLDINGS, INC.

	By:	/s/ Eryk J. Spytek
Name: Eryk J. Spytek
Title: General Counsel and Chief Compliance Officer
Date: September 16, 2026